UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2015

Date of reporting period:	July 31, 2014

Item 1. Schedule of Investments:

Putnam Capital Spectrum Fund

The fund's portfolio
7/31/14 (Unaudited)

COMMON STOCKS (70.8%)(a)
			Shares	Value

Aerospace and defense (7.3%)

Airbus Group NV (France)			532,762	$30,809,665

General Dynamics Corp.			3,645,495	425,684,451

Northrop Grumman Corp.			1,320,547	162,783,829

				619,277,945
Airlines (5.4%)

American Airlines Group, Inc.(NON)			2,859,600	111,095,460

Delta Air Lines, Inc.			3,567,700	133,646,042

Japan Airlines Co., Ltd. (Japan)(UR)			3,590,800	198,728,060

United Continental Holdings, Inc.(NON)			408,900	18,968,871

				462,438,433
Banking (4.5%)

Citigroup, Inc.			3,776,700	184,718,397

JPMorgan Chase & Co.			3,146,400	181,452,888

Metro Bank PLC (acquired 1/15/14, cost $18,283,280) (Private) (United Kingdom)(F)(RES)(NON)			858,926	18,553,180

				384,724,465
Biotechnology (3.7%)

Aegerion Pharmaceuticals, Inc.(NON)			879,700	29,566,717

Cubist Pharmaceuticals, Inc.(NON)(AFF)			4,681,368	285,095,311

				314,662,028
Cable television (13.6%)

DISH Network Corp. Class A(NON)			18,786,534	1,162,134,993

				1,162,134,993
Chemicals (1.1%)

Agrium, Inc. (Canada)			153,289	13,961,562

W.R. Grace & Co.(NON)			874,856	79,611,896

				93,573,458
Commercial and consumer services (7.6%)

Harbinger Group, Inc.(NON)			3,588,419	42,092,155

Priceline Group, Inc. (The)(NON)			480,300	596,748,735

Synchrony Financial(NON)			333,144	7,662,312

				646,503,202
Conglomerates (2.1%)

Siemens AG (Germany)			1,436,914	177,765,502

				177,765,502
Consumer finance (1.6%)

Home Loan Servicing Solutions, Ltd. (Cayman Islands)			1,563,257	33,453,700

Ocwen Financial Corp.(NON)			3,299,825	99,555,720

				133,009,420
Consumer goods (0.6%)

Coty, Inc. Class A			2,820,900	48,265,599

				48,265,599
Consumer services (0.6%)

Bigfoot GmbH (acquired 8/2/13, cost $17,431,755) (Private) (Brazil)(F)(RES)(NON)			793	11,425,450

Zalando AG (acquired 9/30/13, cost $43,002,986) (Private) (Germany)(F)(RES)(NON)			1,918	42,595,220

				54,020,670
Electronics (3.2%)

Micron Technology, Inc.(NON)			8,784,900	268,378,695

				268,378,695
Financial (0.9%)

Ally Financial, Inc.(F)(NON)			154,601	3,549,639

Carlyle Group LP (The)			336,273	11,224,793

Leucadia National Corp.			2,368,098	58,515,702

				73,290,134
Household furniture and appliances (0.8%)

Select Comfort Corp.(NON)(AFF)			3,485,239	70,401,828

				70,401,828
Insurance (0.4%)

Assured Guaranty, Ltd.			1,436,600	32,064,912

				32,064,912
Medical technology (0.1%)

STAAR Surgical Co.(NON)			754,469	9,710,016

				9,710,016
Oil and gas (0.9%)

Gulfport Energy Corp.(NON)			1,445,002	77,177,557

				77,177,557
Pharmaceuticals (7.1%)

Jazz Pharmaceuticals PLC(NON)(AFF)			4,310,932	602,366,528

				602,366,528
Power producers (—%)

Mach Gen, LLC(NON)			51,616	2,838,880

				2,838,880
Real estate (1.3%)

Altisource Residential Corp.(R)(AFF)			4,927,953	114,279,230

				114,279,230
Technology services (2.9%)

Global Eagle Entertainment, Inc.(NON)(S)(AFF)			4,297,040	43,829,808

Google, Inc. Class C(NON)			356,222	203,616,495

				247,446,303
Telecommunications (4.2%)

EchoStar Corp. Class A(NON)			7,100,119	359,976,031

				359,976,031
Tobacco (0.9%)

Japan Tobacco, Inc. (Japan)			2,279,400	79,531,326

				79,531,326

Total common stocks (cost $4,990,551,222)				$6,033,837,155

CORPORATE BONDS AND NOTES (2.1%)(a)
			Principal amount	Value

Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)			$17,855,000	$18,256,738

Altice SA 144A company guaranty sr. notes 7 1/4s, 2022 (Luxembourg)		EUR	1,460,000	2,028,326

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019			$5,000,000	4,887,500

Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN notes 9s, perpetual maturity (Brazil)			5,000,000	4,838,500

Barclays Bank PLC unsec. sub. notes 7 5/8s, 2022 (United Kingdom)			2,000,000	2,257,500

Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)			5,000,000	4,925,000

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021			1,580,000	1,801,200

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020			10,000,000	7,900,000

Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)			8,860,000	9,723,850

DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020			14,826,000	14,751,870

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019			1,300,000	1,625

First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019(PIK)			14,372,367	16,240,775

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020			2,363,000	2,120,793

Harbinger Group, Inc. sr. unsec. unsub. notes 7 3/4s, 2022			15,000,000	15,262,500

Hub Holdings LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019(PIK)			7,100,000	7,011,250

Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)			4,121,000	4,213,723

Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022			9,375,000	9,199,219

Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)			9,703,000	10,188,150

Nil International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)			7,110,000	5,865,750

Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)			8,425,000	8,467,125

Numericable Group SA 144A sr. notes 6s, 2022 (France)			7,925,000	7,964,625

Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024			3,835,000	3,782,269

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024			7,500,000	7,537,500

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)			5,000,000	5,231,250

Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016(PIK)			6,910,727	6,972,924

Total corporate bonds and notes (cost $180,494,027)				$181,429,962

SENIOR LOANS (0.6%)(a)(c)
			Principal amount	Value

Amaya BV bank term loan FRN 7s, 2022 (Netherlands)			$1,000,000	$1,008,333

Asurion, LLC bank term loan FRN 8 1/2s, 2021			7,455,000	7,680,983

Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.969s, 2018			4,737,077	4,405,481

Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021			5,000,000	4,970,835

Clear Channel Communications, Inc. bank term loan FRN Ser. D, 6.9s, 2019			15,000,000	14,715,630

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019			4,987,342	4,801,010

Sedgwick, Inc. bank term loan FRN 6 3/4s, 2022			725,000	722,644

Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018(PIK)			2,300,000	2,346,000

Travelport, LLC bank term loan FRN 9 1/2s, 2016			7,139,270	7,258,852

Total senior loans (cost $47,580,966)				$47,909,768

CONVERTIBLE PREFERRED STOCKS (0.5%)(a)
			Shares	Value

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $31,800,000) (Virgin Islands) (Private)(F)(RES)(NON)			31,800	$26,163,450

American Tower Corp. Ser. A, $5.25 cv. pfd.(NON)(R)			82,375	9,092,141

Exelon Corp. $3.25 cv. pfd.(NON)			85,190	4,182,829

Total convertible preferred stocks (cost $44,297,000)				$39,438,420

PREFERRED STOCKS (0.4%)(a)
			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			8,000	$7,960,000

LightSquared LP Ser. A, 9.75% pfd. (acquired 4/10/13, cost $27,890,558) (In default)(F)(RES)(NON)			25,253	27,600,032

Total preferred stocks (cost $35,694,308)				$35,560,032

WARRANTS (—%)(a)(NON)
	Expiration date	Strike price	Warrants	Value

Global Eagle Entertainment, Inc.	1/31/18	$11.50	859,187	$3,178,992

Total warrants (cost $1,168,800)				$3,178,992

SHORT-TERM INVESTMENTS (24.8%)(a)
			Principal amount/shares	Value

Federal Farm Credit Banks Funding Corp. unsec. discount notes commercial paper with an effective yield of 0.06%, August 29, 2014			$15,000,000	$14,999,300

Federal Farm Credit Banks Funding Corp. unsec. discount notes commercial paper with an effective yield of 0.05%, September 10, 2014			25,000,000	24,998,611

Federal Farm Credit Banks Funding Corp. unsec. discount notes commercial paper with an effective yield of 0.05%, August 13, 2014			11,500,000	11,499,808

Federal Home Loan Banks unsec. discount notes commercial paper with a yield of 0.11%, August 15, 2014			17,570,000	17,569,624

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.09%, October 24, 2014			61,000,000	60,992,192

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.08%, November 5, 2014			5,400,000	5,398,850

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.08%, October 31, 2014			6,796,000	6,795,055

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.08%, October 29, 2014			33,000,000	32,995,512

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.08%, October 15, 2014			100,000,000	99,988,500

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.08%, September 16, 2014			7,700,000	7,699,213

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.08%, September 12, 2014			7,000,000	6,999,347

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.07%, October 3, 2014			27,065,000	27,062,402

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.07%, September 4, 2014			32,100,000	32,097,757

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.06%, August 27, 2014			5,800,000	5,799,749

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.06%, August 18, 2014			34,000,000	33,999,037

Federal Home Loan Banks unsec. discount notes commercial paper with an effective yield of 0.05%, August 6, 2014			25,000,000	24,999,809

Federal Home Loan Banks unsec. discount notes with effective yields ranging from 0.07% to 0.08%, October 1, 2014			76,000,000	75,992,932

Federal Home Loan Banks unsec. discount notes with effective yields ranging from 0.05% to 0.07%, August 1, 2014			31,183,000	31,183,000

Federal Home Loan Mortgage Corp. unsec. discount notes commercial paper with a yield of 0.09%, November 12, 2014			9,280,000	9,277,875

Federal Home Loan Mortgage Corp. unsec. discount notes commercial paper with a yield of 0.08%, October 16, 2014			20,500,000	20,497,622

Federal Home Loan Mortgage Corp. unsec. discount notes commercial paper with an effective yield of 0.08%, November 24, 2014			49,000,000	48,987,456

Federal Home Loan Mortgage Corp. unsec. discount notes commercial paper with an effective yield of 0.07%, October 17, 2014			14,000,000	13,998,348

Federal Home Loan Mortgage Corp. unsec. discount notes commercial paper with an effective yield of 0.05%, August 19, 2014			22,942,000	22,941,426

Federal Home Loan Mortgage Corp. unsec. discount notes commercial paper with an effective yield of 0.05%, August 15, 2014			43,300,000	43,299,158

Federal Home Loan Mortgage Corp. unsec. discount notes commercial paper with an effective yield of 0.05%, August 1, 2014			6,900,000	6,900,000

Federal National Mortgage Association unsec. discount notes commercial paper with a yield of 0.16%, October 1, 2014			82,629,000	82,621,316

Federal National Mortgage Association unsec. discount notes commercial paper with a yield of 0.08%, October 22, 2014			25,000,000	24,996,875

Federal National Mortgage Association unsec. discount notes commercial paper with an effective yield of 0.08%, October 29, 2014			17,606,000	17,603,606

Federal National Mortgage Association unsec. discount notes commercial paper with an effective yield of 0.07%, November 12, 2014			50,000,000	49,988,550

Federal National Mortgage Association unsec. discount notes commercial paper with an effective yield of 0.05%, August 27, 2014			84,371,000	84,367,649

Federal National Mortgage Association unsec. discount notes commercial paper with an effective yield of 0.05%, August 18, 2014			8,500,000	8,499,779

Federal National Mortgage Association unsec. discount notes commercial paper with an effective yield of 0.05%, August 6, 2014			25,000,000	24,999,826

Federal National Mortgage Association unsec. discount notes commercial paper with an effective yield of 0.05%, August 1, 2014			32,700,000	32,700,000

Interest in $200,000,000 joint tri-party repurchase agreement dated 7/31/14 with Goldman, Sachs & Co. due 8/1/14 - maturity value of $106,500,237 for an effective yield of 0.080% (collateralized by various mortgage backed securities with coupon rates ranging from 1.884% to 5.500% and due dates ranging from 3/1/29 to 4/1/44, valued at $204,000,000)			106,500,000	106,500,000

Interest in $322,966,000 joint tri-party repurchase agreement dated 7/31/14 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 8/1/14 - maturity value of $107,572,239 for an effective yield of 0.080% (collateralized by various mortgage backed securities with coupon rates ranging from 2.184% to 4.000% and due dates ranging from 6/1/42 to 12/1/42, valued at $329,425,320)			107,572,000	107,572,000

Interest in $341,600,000 joint tri-party repurchase agreement dated 7/31/14 with Citigroup Global Markets, Inc. due 8/1/14 - maturity value of $106,500,266 for an effective yield of 0.090% (collateralized by various mortgage backed securities and various U.S. Treasury notes and bonds with coupon rates ranging from 0.250% to 7.625% and due dates ranging from 12/31/15 to 8/1/44, valued at $348,432,056)			106,500,000	106,500,000

Putnam Cash Collateral Pool, LLC 0.18%(d)		Shares	2,208,800	2,208,800

Putnam Money Market Liquidity Fund 0.06%(AFF)		Shares	168,008,715	168,008,715

Putnam Short Term Investment Fund 0.05%(AFF)		Shares	317,516,234	317,516,234

U.S. Treasury Bills with an effective yield of 0.13%, December 11, 2014(SEG)(SEGSF)			$70,000,000	69,988,450

U.S. Treasury Bills with an effective yield of 0.13%, November 13, 2014			70,000,000	69,992,440

U.S. Treasury Bills with an effective yield of 0.12%, September 18, 2014(SEG)			35,000,000	34,994,493

U.S. Treasury Bills with effective yields ranging from 0.10% to 0.16%, October 16, 2014			70,000,000	69,997,410

U.S. Treasury Bills with effective yields ranging from 0.10% to 0.13%, August 21, 2014			50,000,000	49,996,797

Total short-term investments (cost $2,115,943,156)				$2,116,025,523

TOTAL INVESTMENTS

Total investments (cost $7,415,729,479)(b)				$8,457,379,852

FORWARD CURRENCY CONTRACTS at 7/31/14 (aggregate face value $224,156,149) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Sell	8/20/14	$223,875,873	$224,156,149	$280,276

Total						$280,276

FUTURES CONTRACTS OUTSTANDING at 7/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 10 yr (Short)	31	$3,862,891	Sep-14	$15,926

Total				$15,926

Key to holding's currency abbreviations
EUR	Euro
USD / $	United States Dollar
Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2014 through July 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $8,526,252,356.
(b)	The aggregate identified cost on a tax basis is $7,417,319,624, resulting in gross unrealized appreciation and depreciation of $1,182,924,003 and $142,863,775, respectively, or net unrealized appreciation of $1,040,060,228.
(NON)	Non-income-producing security.
(RES)	Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $126,337,332, or 1.5% of net assets.
(PIK)	Income may be received in cash or additional securities at the discretion of the issuer.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$87,416,961	$249,390,080	$168,798,326	$25,879	$168,008,715
	Putnam Short Term Investment Fund *	242,460,432	90,055,802	15,000,000	44,474	317,516,234
	Altisource Residential Corp.	138,574,038	—	—	2,217,579	114,279,230
	Cubist Pharmaceuticals, Inc.	266,050,888	56,928,288	—	—	285,095,311
	Global Eagle Entertainment, Inc. #	47,396,351	—	—	—	43,829,808
	Jazz Pharmaceuticals PLC	502,426,821	80,779,444	—	—	602,366,528
	Select Comfort Corp.	64,128,398	—	—	—	70,401,828

	Totals	$1,348,453,889	$477,153,614	$183,798,326	$2,287,932	$1,601,497,654

	* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
	# In connection with the purchase of shares of this issuer by another fund managed by Putnam Management on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(c)	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities.
	Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.
	The fund received cash collateral of $2,208,800, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $2,048,160.
(F)	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
(UR)	At the reporting period end, 761,000 shares owned by the fund were not formally entered on the company's shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.
	At the close of the reporting period, the fund maintained liquid assets totaling $3,862,891 to cover certain derivatives contracts.
	Debt obligations are considered secured unless otherwise indicated.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
	Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge interest rate risk and to equitize cash.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,359,728 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$93,573,458	$—	$—
Capital goods	588,468,280	30,809,665	—
Communication services	1,522,111,024	—	—
Conglomerates	—	177,765,502	—
Consumer cyclicals	716,905,030	—	—
Consumer staples	48,265,599	79,531,326	54,020,670
Energy	77,177,557	—	—
Financials	715,265,342	3,549,639	18,553,180
Health care	926,738,572	—	—
Technology	515,824,998	—	—
Transportation	263,710,373	198,728,060	—
Utilities and power	—	2,838,880	—
Total common stocks	5,468,040,233	493,223,072	72,573,850
Convertible preferred stocks	4,182,829	35,255,591	—
Corporate bonds and notes	—	181,429,962	—
Preferred stocks	—	35,560,032	—
Senior loans	—	47,909,768	—
Warrants	3,178,992	—	—
Short-term investments	485,524,949	1,630,500,574	—

Totals by level	$5,960,927,003	$2,423,878,999	$72,573,850

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$280,276	$—
Futures contracts	15,926	—	—

Totals by level	$15,926	$280,276	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund's portfolio.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$280,276	$—
Equity contracts	3,178,992	—
Interest rate contracts	15,926	—

Total	$3,475,194	$—

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		30
Forward currency contracts (contract amount)		$224,200,000
Warrants (number of warrants)		870,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Citigroup Global Markets, Inc.	Goldman, Sachs & Co.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Futures contracts§	—	$—	$—	$—	$ 1,932	$ 1,932
	Forward currency contracts#	—	280,276	—	—	—	280,276
	Repurchase agreements	—	—	106,500,000	106,500,000	107,572,000	320,572,000

	Total Assets	$—	$280,276	$106,500,000	$106,500,000	$107,573,932	$320,854,208

	Liabilities:
	Futures contracts§	—	$—	$—	$—	$—	$—
	Forward currency contracts#	—	—	—	—	—	—

	Total Liabilities	$—	$—	$—	$—	$—	$—

	Total Financial and Derivative Net Assets	$—	$280,276	$106,500,000	$106,500,000	$107,573,932	$320,854,208
	Total collateral received (pledged)##†	$—	$(1,359,728)	$106,500,000	$106,500,000	$107,572,000
	Net amount	$—	$1,640,004	$—	$—	$1,932

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: September 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: September 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: September 26 2014